UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On May 30, 2014, RSP Permian, Inc., a Delaware corporation (the “Company”), filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”)  in connection with the proposed offering (the “Offering”) of 8,000,000 shares of the Company’s common stock by the selling stockholders named therein in an underwritten offering.  Certain selling stockholders have granted the underwriters the option to purchase up to 1,200,000 additional shares of common stock if the underwriters sell more than 8,000,000 shares of common stock in the Offering.

The Registration Statement has not yet become effective.  The securities offered thereby may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective.  The Registration Statement is available free of charge through our website at www.rsppermian.com and at the web site maintained by the SEC at www.sec.gov.  The information on, or otherwise accessible through, our website or any other website is not incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ Scott McNeill
Scott McNeill
Chief Financial Officer and Director

Dated:  May 30, 2014

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